SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2006

EGL, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-27288	76-0094895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15350 Vickery Drive, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (281) 618-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On November 7, 2006, EGL, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2006.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

All of the information furnished in this Current Report on Form 8-K and the accompanying exhibit will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01

Financial Statements and Exhibits.

(c)    Exhibits

99.1

Press release, dated November 7, 2006, reporting financial results of EGL, Inc. for the quarter ended September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 2006

EGL, INC.

By:

\s\ Dana A. Carabin

Dana A. Carabin

Secretary